Exhibit 23.5

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 2 on Form SB-2 of our report dated April 20, 2005 relating to the consolidated financial statements of Aurora Energy, Ltd. and Subsidiaries appearing in the Prospectus, which is a part of this Registration Statement.

We also consent to the reference to us under the caption "Experts" in the Prospectus.


/s/ RACHLIN COHEN & HOLTZ, LLP

Miami, Florida
November 10, 2005